UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 24, 2016

CurAegis Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Torvec, Inc.
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On June 24, 2016, CurAegis Technologies, Inc. (formerly known as Torvec, Inc.) (the “Company”) was notified that the Financial Information Regulatory Association, Inc. has approved the Company’s name change and its request to change the symbol under which its common stock is traded on the OTCQB from “TOVC” to “CRGS.” The change in the trading symbol will take effect at the start of trading on June 27, 2016.

Beginning June 27, 2016 all information, including stock trading, SEC filings, and market data related to the Company will be reported under the new ticker symbol “CRGS.” The CUSIP for the Company’s common stock will change to 23127Q102. Outstanding stock certificates are not affected by the symbol change and will not need to be exchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.
June 24, 2016	By:	/s/ Kathleen A. Browne

Kathleen A. Browne Chief Financial Officer